Exhibit 99.1

Crescent Capital BDC, Inc. Announces Stockholder Approval for Merger with Alcentra Capital Corporation

LOS ANGELES—(BUSINESS WIRE)—January 30, 2020— Crescent Capital BDC, Inc. (“Crescent BDC”) today announced that on January 29, 2020 it received stockholder approval on all proposals required in connection with the definitive merger agreement under which Crescent BDC will acquire Alcentra Capital Corporation (“Alcentra Capital”) (NASDAQ:ABDC).

100% of Crescent BDC stockholders who voted at yesterday’s meeting, representing approximately 90% of the outstanding shares, voted in favor of all proposals, including the issuance of shares to Alcentra Capital stockholders and Crescent BDC’s reincorporation from Delaware to Maryland. Crescent BDC expects to complete the reincorporation from Delaware to Maryland today.

The transaction is expected to close on January 31, 2020, subject to the satisfaction of certain other customary closing conditions. Crescent BDC’s common stock is expected to begin trading on The Nasdaq Global Market (“NASDAQ”) under the ticker symbol “CCAP” on February 3, 2020.

About Crescent BDC

Crescent BDC is a business development company that seeks to maximize the total return of its stockholders in the form of current income and capital appreciation by providing capital solutions to middle market companies with sound business fundamentals and strong growth prospects. Crescent BDC utilizes the extensive experience, origination capabilities and disciplined investment process of Crescent Capital Group LP. Crescent BDC is externally managed by Crescent Cap Advisors, a subsidiary of Crescent Capital. Crescent BDC has elected to be regulated as a business development company under the Investment Company Act of 1940. For more information about Crescent BDC, visit http://crescentbdc.com. However, the contents of such website are not and should not be deemed to be incorporated by reference herein.

About Crescent Capital Group

Crescent Capital is a global credit investment manager with approximately $28 billion of assets under management. For over 25 years, the firm has focused on below investment grade credit through strategies that invest in marketable and privately originated debt securities including senior bank loans, high yield bonds, and private senior, unitranche, and junior debt securities. Crescent Capital is headquartered in Los Angeles with offices in New York, Boston, and London and more than 175 employees globally. For more information about Crescent Capital, visit www.crescentcap.com. However, the contents of such website are not and should not be deemed to be incorporated by reference herein.

Contact:

Daniel McMahon

daniel.mcmahon@crescentcap.com

212-364-0149

Additional Information and Where to Find It

This communication relates to a proposed business combination involving Crescent BDC and Alcentra Capital, along with related proposals for which stockholder approval has been sought (collectively, the “Proposals”). In connection with the Proposals, Crescent Reincorporation Sub, Inc. (“Crescent Capital Maryland BDC”), Alcentra Capital and Crescent BDC have filed relevant materials with the SEC, including the registration statement on Form N-14 (File No. 333-233995) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) by Crescent Capital Maryland BDC and the Proxy Statement. The Registration Statement and Proxy Statement each contain important information about Alcentra Capital, Crescent BDC, the transactions, the Proposals and related matters. INVESTORS AND SECURITY HOLDERS OF CRESCENT BDC AND ALCENTRA CAPITAL ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ALCENTRA CAPITAL, CRESCENT BDC, THE PROPOSED TRANSACTIONS, THE PROPOSALS AND RELATED MATTERS. Investors and security holders are able to obtain the Registration Statement, the Proxy Statement and other documents filed with the SEC by Crescent Capital Maryland BDC, Alcentra Capital and Crescent BDC, free of charge, from the SEC’s web site at www.sec.gov and from either Alcentra Capital’s or Crescent BDC’s web sites at www.alcentracapital.com or at www.crescentbdc.com. Investors and security holders may also obtain free copies of the Registration Statement, the Proxy Statement and other documents filed with the SEC from Crescent BDC by contacting Crescent BDC’s Investor Relations Department at bdcir@crescentcap.com, or from Alcentra Capital by contacting Alcentra Capital’s Investor Relations Department at investorrelationsbdc@alcentra.com.

Participants in the Solicitation

Alcentra Capital and Crescent BDC and their respective directors, executive officers, other members of their management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed Transactions. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Alcentra Capital and Crescent BDC stockholders in connection with the proposed Transactions, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement and Registration Statement filed with the SEC. To the extent holdings of securities by any of Alcentra Capital’s or Crescent BDC’s directors or executive officers have changed since the amounts disclosed in the Proxy Statement and Registration Statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed by such directors or executive officers, as the case may be, with the SEC. These documents may be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction between Crescent BDC and Alcentra Capital pursuant to that certain Agreement and Plan of Merger, dated as of August 12, 2019 (as amended on September 27, 2019, the “Merger Agreement”) by and among Crescent BDC, Alcentra Capital, Crescent BDC’s investment adviser, and a wholly-owned subsidiary of Crescent BDC. All statements, other than historical facts, including statements regarding the expected timing of the closing of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of the combined company following completion of the proposed transaction; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the proposed transactions, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transactions, or may require conditions, limitations or restrictions in connection with such approvals; (2) the risk that the mergers or other transactions contemplated by the Merger Agreement may not be completed in the time frame expected by Crescent BDC and Alcentra Capital or at all; (3) unexpected costs, charges or expenses resulting from the proposed transactions; (4) uncertainty of the expected financial performance of the combined company following completion of the proposed transactions; (5) uncertainty with respect to the trading levels of shares of the combined company’s common stock on NASDAQ; (6) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of Crescent BDC and Alcentra Capital; (7) the ability of the combined company to implement its business strategy; (8) difficulties and delays in achieving synergies and cost savings of the combined company; (9) inability to retain and hire key personnel; (10) the occurrence of any event that could give rise to termination of the Merger Agreement; (11) the risk that stockholder litigation in connection with the proposed transactions may affect the timing or occurrence of the contemplated merger or result in significant costs of defense, indemnification and liability; (12) evolving legal, regulatory and tax regimes; (13) changes in laws or regulations or interpretations of current laws and regulations that would impact Crescent BDC’s classification as a business development company; and (14) changes in general economic and/or industry specific conditions. Some of these factors are enumerated in the filings Crescent Capital Maryland BDC, Crescent BDC and Alcentra Capital have made with the SEC.

The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, none of Crescent Capital Maryland BDC, Crescent BDC and Alcentra Capital undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information or development, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.